Exhibit 99.1

Biotech Acquisition Company and Blade Therapeutics Announce Postponement of Extraordinary Meeting of Shareholders to Approve Proposed Business Combination

●	Extraordinary General Meeting of BAC’s shareholders postponed until a to-be-determined later date

NEW YORK and SOUTH SAN FRANCISCO, Calif., June 2, 2022 – Biotech Acquisition Company (NASDAQ: BIOT) (“BAC”), a publicly traded special purpose acquisition company affiliated with SPRIM Global Investments, and Blade Therapeutics, Inc. (“Blade"), a biopharmaceutical company based in South San Francisco, Calif., today announced the postponement of BAC’s extraordinary general meeting of shareholders (the “Extraordinary Meeting”) originally scheduled to be held on June 3, 2022. The Extraordinary Meeting has been postponed until a to-be determined later date. Once the new date of the Extraordinary Meeting has been determined, a notice setting forth the date, time and location for the Extraordinary Meeting will be distributed to the shareholders of BAC.

The Extraordinary Meeting will be held to vote on the proposals described in BAC’s definitive proxy statement, filed with the Securities and Exchange Commission (the “SEC”) on May 9, 2022, as supplemented by a Prospectus Supplement dated May 23, 2022 relating to the previously announced proposed business combination with Blade.

The record date for the determination of shareholders entitled to vote at the Extraordinary Meeting, including all adjournments thereof, remains March 28, 2022. The BAC Board of Directors continues to recommend that shareholders vote in favor of the proposals.

As of the date of this press release, a sufficient number of BAC’s shareholders have voted to approve the proposed business combination. The postponement of the Extraordinary Meeting is intended to permit more time to satisfy all conditions necessary to effect the closing of the proposed Business Combination.

BAC shareholders who have any questions or who need assistance voting their shares may contact BAC’s proxy solicitor, Morrow Sodali LLC, by calling (800) 662-5200 (or banks and brokers can call collect at (203) 658-9400) or by emailing biot.info@investor.morrowsodali.com.

About Biotech Acquisition Company

Biotech Acquisition Company raised $230 million in its initial public offering in January 2021. The Class A ordinary shares and warrants of BAC trade on the Nasdaq Capital Market under the symbols “BIOT” and “BIOTW,” respectively. BAC is a blank check company, incorporated as a Cayman Islands exempted company, formed for the purpose of effecting a merger, amalgamation, share exchange, asset acquisition, share purchase, reorganization or other similar business combination with one or more businesses. BAC believes that a business combination with a company focused on the healthcare sector will complement the background and expertise of SPRIM Global Investments, a global investment firm in the life sciences and healthcare industries, which is an affiliate of BAC and of several members of the management team behind BAC. BAC is led by Dr. Michael Shleifer, its CEO and chairman.

About Blade Therapeutics

Blade Therapeutics, Inc. is a biopharmaceutical company focused on developing cutting-edge treatments for debilitating, incurable fibrotic and neurodegenerative diseases that impact millions of people worldwide. The company has deep expertise in novel biological pathways – including autotaxin / LPA and calpain biology – that are foundational to cell- and tissue-damage responses resulting from protein deposition or aggregation associated with fibrotic and neurodegenerative diseases. Blade expects to advance a differentiated pipeline of oral, small-molecule therapies that include a non-competitive autotaxin inhibitor and inhibitors of dimeric calpains designed for potential treatment of lung, liver and cardiac fibrosis or neurodegenerative diseases. The company’s focused approach offers the potential to produce disease-modifying, life-saving therapies. Visit www.blademed.com for more information and follow Blade on LinkedIn.

Additional Information and Where to Find It

This press release relates to a proposed business combination between BAC and Blade (the “Transaction”). This press release does not constitute an offer to sell or exchange, or the solicitation of an offer to buy or exchange, any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, sale or exchange would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. In connection with the Transaction, BAC has publicly filed a registration statement on Form S-4 with the U.S. Securities and Exchange Commission (the “SEC”), which includes a preliminary proxy statement/prospectus. The registration statement has been declared effective by the SEC on May 9, 2022, and BAC has mailed the definitive proxy statement/prospectus, dated May 9, 2022 and a proxy card to each shareholder of BAC as of the March 28, 2022 record date for the meeting of BAC shareholders. On May 23, 2022, BAC issued a Prospectus Supplement. Investors are urged to read these materials (including any amendments or supplements thereto), and any other relevant documents that BAC has filed or will file with the SEC, when they become available, because they do or will contain important information about BAC, Blade and the Transaction. The preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, as supplemented, and other relevant materials in connection with the Transaction, and any other documents filed by BAC with the SEC, may be obtained free of charge on the SEC’s website (www.sec.gov). The documents filed by BAC with the SEC may also be obtained free of charge upon written request to Biotech Acquisition Company, 545 West 25th Street, 20th Floor, New York, NY 10001.

Participants in the Solicitation

BAC and its directors and executive officers may be deemed participants in the solicitation of proxies from BAC’s shareholders with respect to the Transaction and related matters. Information about BAC’s directors and executive officers and a description of their interests in BAC and the Transaction is included in the proxy statement/prospectus for the Transaction which is available free of charge at the SEC’s website (www.sec.gov).

Blade and its directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of BAC in connection with the Transaction. Information about Blade’s directors and executive officers and information regarding their interests in the Transaction is included in the proxy statement/prospectus for the Transaction which can be obtained free of charge as described in the preceding paragraph.

No Offer or Solicitation

This press release is not a proxy statement or solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Transaction and does not constitute an offer to sell or a solicitation of an offer to buy, or a recommendation to purchase, any securities, nor shall there be any sale of any securities in any state or jurisdiction in which such offer, solicitation, purchase or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities will be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act, or an exemption therefrom.

Forward-Looking Statements

Certain statements included in this press release that are not historical facts but rather are forward-looking statements. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward-looking. These forward-looking statements include, but are not limited to, statements regarding estimates and forecasts of other performance metrics and projections of market opportunity. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of BAC’s and Target’s respective management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of BAC and the Target. Some important factors that could cause actual results to differ materially from those in any forward-looking statements could include changes in domestic and foreign business, market, financial, political and legal conditions. These forward-looking statements are subject to a number of risks and uncertainties, including, the inability of the parties to successfully or timely consummate the Transaction, including the risk that any required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined entity or the expected benefits of the Transaction, if not obtained; the failure to realize the anticipated benefits of the Transaction; matters discovered by the parties as they complete their respective due diligence investigation of the other parties; the ability of BAC prior to the Transaction, and the combined entity following the Transaction, to maintain the listing of the Company’s shares on Nasdaq; costs related to the Transaction; future financial performance of the Company following the Transaction; the ability of the Company to forecast and maintain an adequate rate of revenue growth and appropriately plan its expenses; expectations regarding future expenditures of the Company following the Transaction; the future mix of revenue and effect on gross margins of the Company following the Transaction; the Company’s ability to execute its business plans and strategy; the failure to satisfy the conditions to the consummation of the Transaction, including the approval of the definitive merger agreement by the shareholders of BAC, the satisfaction of the minimum cash requirements of the definitive merger agreement following any redemptions by BAC’s public shareholders; the risk that the Transaction may not be completed by the stated deadline and the potential failure to obtain an extension of the stated deadline; the inability to complete a PIPE transaction; the outcome of any legal proceedings that may be instituted against BAC or the Target related to the Transaction; the attraction and retention of qualified directors, officers, employees and key personnel of BAC and the Target prior to the Transaction, and the Company following the Transaction; the ability of the Company to compete effectively in a highly competitive market; neither BAC nor the Target are currently generating revenues and there can be no assurance that following the Transaction, the Company will ever achieve revenues or profitability; the ability to protect and enhance the Target’s respective corporate reputation and brand; the impact from future regulatory, judicial, and legislative changes in the Target’s or the Company’s industry; the timing, costs, conduct, and outcome of clinical trials and future preclinical studies and clinical trials, including the timing of the initiation and availability of data from such trials; the timing and likelihood of regulatory filings and approvals for product candidates; whether regulatory authorities determine that additional trials or data are necessary in order to obtain approval; the potential market size and the size of the patient populations for product candidates, if approved for commercial use, and the market opportunities for product candidates; the ability to locate and acquire complementary products or product candidates and integrate those into the Company’s business; and, the uncertain effects of the COVID-19 pandemic; and those factors set forth in documents of BAC filed, or to be filed, with SEC. The foregoing list of risks is not exhaustive.

If any of these risks materialize or our assumptions prove incorrect, actual results could differ materially from the results implied by these forward-looking statements. There may be additional risks that neither BAC nor the Target presently know or that BAC and the Target currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect BAC’s and the Target’s current expectations, plans and forecasts of future events and views as of the date of this press release. BAC and the Target anticipate that subsequent events and developments will cause BAC’s and the Target’s assessments to change. However, while BAC and the Target may elect to update these forward-looking statements at some point in the future, BAC and the Target specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing BAC’s or the Target’s assessments as of any date subsequent to the date of this press release. Accordingly, undue reliance should not be placed upon the forward-looking statements.

Contacts

Al Hummel (BAC)

al.hummel@sprim.net

Michael Blash (Blade) – Media

mblash@blademed.com | +1-650-453-0632

Krishna Gorti, M.D. (Blade) – Investors

kgorti@blademed.com | +1-973-570-9438

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